Exhibit 99.1

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On October 1, 2013, The Washington Post Company (the Company) completed the sale of WP Company LLC, Express Publications Company, LLC, El Tiempo Latino LLC, Robinson Terminal Warehouse LLC, Greater Washington Publishing, LLC and Post-Newsweek Media, LLC (collectively referred to as the Publishing Subsidiaries) to Nash Holdings LLC (the Purchaser). Under the terms of the definitive Securities Purchase Agreement (the Purchase Agreement), the Purchaser acquired all the issued and outstanding equity securities of each of the entities that comprise the Publishing Subsidiaries. The Purchaser also acquired all other assets of the Company primarily related to the Company’s publishing businesses, including all of the Company’s rights in the name “The Washington Post.” The Company will change its name within 60 days following the closing. The Company retained its interest in Classified Ventures, LLC, The Slate Group LLC, The FP Group, WaPo Labs and certain excluded real estate. Liabilities and assets under the Retirement Plan for The Washington Post Companies relating to the active employees of the Company’s publishing businesses will be transferred to the Purchaser.

The accompanying unaudited pro forma condensed consolidated balance sheet presents the Company’s financial position assuming the sale of the Publishing Subsidiaries and the other transactions contemplated by the Purchase Agreement (the Sale) occurred on June 30, 2013.

The accompanying unaudited pro forma condensed consolidated statements of income present the Company’s results of operations for the six months ended June 30, 2013 and 2012, and for each of the three fiscal years in the period ended December 31, 2012, assuming the Sale occurred on January 4, 2010.

The unaudited pro forma condensed consolidated financial statements have been prepared using assumptions and estimates that the Company believes are reasonable under the circumstances and are intended for informational purposes only. They are not necessarily indicative of the financial results that would have occurred if the transactions described herein had taken place on the dates indicated, nor are they indicative of the future consolidated results of the Company. However, management believes that the estimates and assumptions used provide a reasonable basis for presenting the significant effects of the Sale. Management also believes the pro forma adjustments give appropriate effect to the estimates and assumptions and are applied in conformity with accounting principles generally accepted in the United States of America.

The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2013 and 2012, and for each of the three fiscal years in the period ended December 31, 2012, should be read in conjunction with the historical financial statements of the Company for the six months ended June 30, 2013 (unaudited) and for each of the three fiscal years in the period ended December 31, 2012 (audited), including the related notes, filed with the Securities and Exchange Commission, respectively, on Form 10-Q on August 7, 2013 and on Form 10-K on February 28, 2013.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited condensed consolidated balance sheet and the unaudited condensed consolidated statements of income:

Historical TWPC

This column reflects the Company’s historical financial position as of June 30, 2013 and historical operating results for the six months ended June 30, 2013 and 2012, and each of the three years in the period ended December 31, 2012, prior to any adjustment for the Sale.

Sale of the Publishing Subsidiaries

This column reflects the Publishing Subsidiaries’ historical financial position of the assets sold and liabilities assumed as of June 30, 2013 and its historical operating results for the six months ended June 30, 2013 and 2012, and each of the three fiscal years in the period ended December 31, 2012, and the pro forma adjustments that arise as a direct result of the Sale. These adjustments are more fully described in the notes to the accompanying unaudited pro forma condensed consolidated financial information.

THE WASHINGTON POST COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2013

		Sale of
	Historical	Publishing		The Company
(in thousands)	TWPC	Subsidiaries		Pro Forma
		(1)
Assets
Current Assets
Cash and cash equivalents	$386,567	$250,000	(2)	$636,567
Restricted cash	30,351	―		30,351
Investments in marketable equity securities and other investments	495,219	―		495,219
Accounts receivable, net	364,963	(68,436)		296,527
Inventories	4,541	(4,541)		―
Other current assets	84,227	(5,328)		78,899
Total Current Assets	1,365,868	171,695		1,537,563
Property, Plant and Equipment, Net	1,031,754	(120,755)		910,999
Investments in Affiliates	27,386	(351)		27,035
Goodwill, Net	1,288,419	(13,602)		1,274,817
Indefinite-Lived Intangible Assets, Net	539,728	―		539,728
Amortized Intangible Assets, Net	38,535	―		38,535
Prepaid Pension Cost	579,303	472,110	(3)	1,051,413
Deferred Charges and Other Assets	53,027	(4,126)		48,901
Total Assets	$4,924,020	$504,971		$5,428,991

Liabilities and Equity
Current Liabilities
Accounts payable and accrued liabilities	$447,538	$609	(4)	$448,147
Income taxes payable	15,061	40,711	(5)	55,772
Deferred income taxes	27,944	―		27,944
Deferred revenue	369,631	(22,459)		347,172
Dividends declared	213	―		213
Short-term borrowings	3,129	―		3,129
Total Current Liabilities	863,516	18,861		882,377
Postretirement Benefits Other Than Pensions	61,369	(24,271)	(3)	37,098
Accrued Compensation and Related Benefits	216,222	(15,243)	(3)	200,979
Other Liabilities	102,837	(13,058)		89,779
Deferred Income Taxes	531,384	185,044	(3) (5)	716,428
Long-Term Debt	446,904	―		446,904
Total Liabilities	2,222,232	151,333		2,373,565
Redeemable Noncontrolling Interest	6,012	―		6,012
Redeemable Preferred Stock	10,665	―		10,665
Preferred Stock	―	―		―
Common Stockholders’ Equity
Common stock	20,000	―		20,000
Capital in excess of par value	252,767	9,049	(4)	261,816
Retained earnings	4,596,167	80,110	(5)	4,676,277
Accumulated other comprehensive income, net of tax
Cumulative foreign currency translation adjustment	18,372	―		18,372
Unrealized gain on available-for-sale securities	158,323	―		158,323
Unrealized gain on pensions and other postretirement plans	117,186	269,647	(3)	386,833
Cash flow hedge	(794)	―		(794)
Cost of Class B common stock held in treasury	(2,477,248)	(5,168)	(4)	(2,482,416)
Total Common Stockholders’ Equity	2,684,773	353,638		3,038,411
Noncontrolling Interests	338	―		338
Total Equity	2,685,111	353,638		3,038,749
Total Liabilities and Equity	$4,924,020	$504,971		$5,428,991
_______________
Note:

(1)

This column includes the elimination of the historical assets and liabilities of the Publishing Subsidiaries estimated to be transferred to the Purchaser as part of the Sale as if the transaction occurred on June 30, 2013. This column also reflects the estimated impact of the Sale, including certain employee obligations, such as pension and other postretirement benefit obligations, and income taxes payable.

(2)	Cash proceeds from the Sale.
(3)	Includes estimated impact as of October 1, 2013 arising from the remeasurement of the Company's pension and postretirement benefit plans and related net curtailment and settlement gains.
(4)	Includes estimated impact as of October 1, 2013 arising from accelerated vesting and forfeitures of restricted stock and stock options.
(5)	Includes estimated tax provision and after-tax gain on the Sale.

THE WASHINGTON POST COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 2013

		Sale of
	Historical	Publishing	The Company
(In thousands, except per share amounts)	TWPC	Subsidiaries	Pro Forma
		(1)
Operating Revenues
Education	$1,076,045	$ ―	$1,076,045
Advertising	349,850	(170,186)	179,664
Circulation and subscriber	449,462	(70,399)	379,063
Other	105,599	(13,935)	91,664
	1,980,956	(254,520)	1,726,436
Operating Costs and Expenses
Operating	921,300	(138,820)	782,480
Selling, general and administrative	806,850	(145,803)	661,047
Depreciation of property, plant and equipment	129,666	(11,955)	117,711
Amortization of intangible assets	7,030	―	7,030
	1,864,846	(296,578)	1,568,268
Income from Operations	116,110	42,058	158,168
Equity in earnings of affiliates, net	7,286	―	7,286
Interest income	1,032	―	1,032
Interest expense	(18,008)	―	(18,008)
Other expense, net	(16,941)	―	(16,941)
Income from Continuing Operations Before Income Taxes	89,479	42,058	131,537
Provision for Income Taxes	37,700	14,600	52,300
Income from Continuing Operations	51,779	27,458	79,237
Income from Continuing Operations Attributable to Noncontrolling Interests	(350)	―	(350)
Income from Continuing Operations Attributable to The Washington Post Company	51,429	27,458	78,887
Redeemable Preferred Stock Dividends	(650)	―	(650)
Income from Continuing Operations Attributable to The Washington Post Company Common Stockholders	$50,779	$27,458	$78,237
Per Share Information Attributable to The Washington Post Company Common Stockholders
Basic income per common share from continuing operations	$6.84		$10.54
Basic average number of common shares outstanding	7,228		7,228
Diluted income per common share from continuing operations	$6.84		$10.54
Diluted average number of common shares outstanding	7,276		7,276
_______________
Note:

(1)

The adjustment reflects the elimination of the results of operations of the Publishing Subsidiaries as if the transaction occurred on January 4, 2010. The elimination includes $22.7 million in early retirement program expense. The elimination excludes the Publishing Subsidiaries' historical pension and postretirement benefit expense for retirees since the associated assets and liabilities will be retained by the Company.

THE WASHINGTON POST COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 2012

		Sale of
	Historical	Publishing	The Company
(In thousands, except per share amounts)	TWPC	Subsidiaries	Pro Forma
		(1)
Operating Revenues
Education	$1,098,459	$ ―	$1,098,459
Advertising	354,044	(176,795)	177,249
Circulation and subscriber	431,424	(70,763)	360,661
Other	60,677	(15,004)	45,673
	1,944,604	(262,562)	1,682,042
Operating Costs and Expenses
Operating	922,088	(152,815)	769,273
Selling, general and administrative	805,571	(122,676)	682,895
Depreciation of property, plant and equipment	124,325	(11,566)	112,759
Amortization of intangible assets	8,301	(55)	8,246
	1,860,285	(287,112)	1,573,173
Income from Operations	84,319	24,550	108,869
Equity in earnings of affiliates, net	7,202	―	7,202
Interest income	1,844	―	1,844
Interest expense	(18,142)	―	(18,142)
Other income, net	7,953	―	7,953
Income from Continuing Operations Before Income Taxes	83,176	24,550	107,726
Provision for Income Taxes	32,900	8,200	41,100
Income from Continuing Operations	50,276	16,350	66,626
Income from Continuing Operations Attributable to Noncontrolling Interests	(81)	―	(81)
Income from Continuing Operations Attributable to The Washington Post Company	50,195	16,350	66,545
Redeemable Preferred Stock Dividends	(673)	―	(673)
Income from Continuing Operations Attributable to The Washington Post Company Common Stockholders	$49,522	$16,350	$65,872
Per Share Information Attributable to The Washington Post Company Common Stockholders
Basic income per common share from continuing operations	$6.48		$8.64
Basic average number of common shares outstanding	7,473		7,473
Diluted income per common share from continuing operations	$6.48		$8.64
Diluted average number of common shares outstanding	7,580		7,580
_______________
Note:

(1)

The adjustment reflects the elimination of the results of operations of the Publishing Subsidiaries as if the transaction occurred on January 4, 2010. The elimination excludes the Publishing Subsidiaries' historical pension and postretirement benefit expense for retirees since the associated assets and liabilities will be retained by the Company.

THE WASHINGTON POST COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 2012

		Sale of
	Historical	Publishing	The Company
(In thousands, except per share amounts)	TWPC	Subsidiaries	Pro Forma
		(1)
Operating Revenues
Education	$2,196,496	$ ―	$2,196,496
Advertising	771,447	(370,647)	400,800
Circulation and subscriber	871,293	(138,923)	732,370
Other	156,386	(30,482)	125,904
	3,995,622	(540,052)	3,455,570
Operating Costs and Expenses
Operating	1,866,445	(300,188)	1,566,257
Selling, general and administrative	1,583,065	(249,549)	1,333,516
Depreciation of property, plant and equipment	267,315	(23,237)	244,078
Amortization of intangible assets	21,002	(56)	20,946
Impairment of goodwill and other long-lived assets	111,593	―	111,593
	3,849,420	(573,030)	3,276,390
Income from Operations	146,202	32,978	179,180
Equity in earnings of affiliates, net	14,086	―	14,086
Interest income	3,393	―	3,393
Interest expense	(35,944)	―	(35,944)
Other expense, net	(5,456)	―	(5,456)
Income from Continuing Operations Before Income Taxes	122,281	32,978	155,259
Provision for Income Taxes	72,200	11,000	83,200
Income from Continuing Operations	50,081	21,978	72,059
Income from Continuing Operations Attributable to Noncontrolling Interests	(74)	―	(74)
Income from Continuing Operations Attributable to The Washington Post Company	50,007	21,978	71,985
Redeemable Preferred Stock Dividends	(895)	―	(895)
Income from Continuing Operations Attributable to The Washington Post Company Common Stockholders	$49,112	$21,978	$71,090
Per Share Information Attributable to The Washington Post Company Common Stockholders
Basic income per common share from continuing operations	$6.23		$9.22
Basic average number of common shares outstanding	7,360		7,360
Diluted income per common share from continuing operations	$6.23		$9.22
Diluted average number of common shares outstanding	7,404		7,404
_______________
Note:

(1)

The adjustment reflects the elimination of the results of operations of the Publishing Subsidiaries as if the transaction occurred on January 4, 2010. The elimination includes $8.5 million in early retirement program expense. The elimination excludes the Publishing Subsidiaries' historical pension and postretirement benefit expense for retirees since the associated assets and liabilities will be retained by the Company.

THE WASHINGTON POST COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 2011

		Sale of
	Historical	Publishing	The Company
(In thousands, except per share amounts)	TWPC	Subsidiaries	Pro Forma
		(1)
Operating Revenues
Education	$2,404,459	$ ―	$2,404,459
Advertising	738,489	(410,612)	327,877
Circulation and subscriber	852,891	(142,638)	710,253
Other	113,973	(30,565)	83,408
	4,109,812	(583,815)	3,525,997
Operating Costs and Expenses
Operating	1,891,888	(329,273)	1,562,615
Selling, general and administrative	1,617,641	(233,981)	1,383,660
Depreciation of property, plant and equipment	247,650	(24,247)	223,403
Amortization of intangible assets	22,335	(134)	22,201
	3,779,514	(587,635)	3,191,879
Income from Operations	330,298	3,820	334,118
Equity in earnings of affiliates, net	5,949	―	5,949
Interest income	4,147	―	4,147
Interest expense	(33,226)	―	(33,226)
Other expense, net	(55,200)	―	(55,200)
Income from Continuing Operations Before Income Taxes	251,968	3,820	255,788
Provision for Income Taxes	103,500	900	104,400
Income from Continuing Operations	148,468	2,920	151,388
Income from Continuing Operations Attributable to Noncontrolling Interests	(7)	―	(7)
Income from Continuing Operations Attributable to The Washington Post Company	148,461	2,920	151,381
Redeemable Preferred Stock Dividends	(917)	―	(917)
Income from Continuing Operations Attributable to The Washington Post Company Common Stockholders	$147,544	$2,920	$150,464
Per Share Information Attributable to The Washington Post Company Common Stockholders
Basic income per common share from continuing operations	$18.66		$19.03
Basic average number of common shares outstanding	7,826		7,826
Diluted income per common share from continuing operations	$18.66		$19.03
Diluted average number of common shares outstanding	7,905		7,905
_______________
Note:

(1)

The adjustment reflects the elimination of the results of operations of the Publishing Subsidiaries as if the transaction occurred on January 4, 2010. The elimination excludes the Publishing Subsidiaries' historical pension and postretirement benefit expense for retirees since the associated assets and liabilities will be retained by the Company.

THE WASHINGTON POST COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
TWELVE MONTHS ENDED JANUARY 2, 2011

		Sale of
	Historical	Publishing	The Company
(In thousands, except per share amounts)	TWPC	Subsidiaries	Pro Forma
		(1)
Operating Revenues
Education	$2,804,840	$ ―	$2,804,840
Advertising	815,634	(455,966)	359,668
Circulation and subscriber	853,442	(142,590)	710,852
Other	89,269	(28,903)	60,366
	4,563,185	(627,459)	3,935,726
Operating Costs and Expenses
Operating	1,837,480	(324,332)	1,513,148
Selling, general and administrative	1,859,390	(272,813)	1,586,577
Depreciation of property, plant and equipment	240,856	(27,851)	213,005
Amortization of intangible assets	21,552	(134)	21,418
	3,959,278	(625,130)	3,334,148
Income from Operations	603,907	(2,329)	601,578
Equity in losses of affiliates, net	(4,133)	―	(4,133)
Interest income	2,576	―	2,576
Interest expense	(30,503)	―	(30,503)
Other income, net	7,515	―	7,515
Income from Continuing Operations Before Income Taxes	579,362	(2,329)	577,033
Provision for Income Taxes	222,800	(700)	222,100
Income from Continuing Operations	356,562	(1,629)	354,933
Income from Continuing Operations Attributable to Noncontrolling Interests	94	―	94
Income from Continuing Operations Attributable to The Washington Post Company	356,656	(1,629)	355,027
Redeemable Preferred Stock Dividends	(922)	―	(922)
Income from Continuing Operations Attributable to The Washington Post Company Common Stockholders	$355,734	$(1,629)	$354,105
Per Share Information Attributable to The Washington Post Company Common Stockholders
Basic income per common share from continuing operations	$39.85		$39.67
Basic average number of common shares outstanding	8,869		8,869
Diluted income per common share from continuing operations	$39.83		$39.65
Diluted average number of common shares outstanding	8,931		8,931
_______________
Note:

(1)

The adjustment reflects the elimination of the results of operations of the Publishing Subsidiaries as if the transaction occurred on January 4, 2010. The elimination includes a $20.4 million charge related to the withdrawal from a multiemplyer pension plan. The elimination excludes the Publishing Subsidiaries' historical pension and postretirement benefit expense for retirees since the associated assets and liabilities will be retained by the Company.